Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio of Investments (Unaudited)

September 30, 2021

	Shares/ Principal	Fair Value
Exchange Traded Funds - 95.5%
Debt Funds - 29.2%
iShares 10+ Year Investment Grade Corporate Bond ETF	36,298	$2,514,725
iShares 1-5 Year Investment Grade Corporate Bond ETF	138,297	7,556,548
iShares 3-7 Year Treasury Bond ETF	37,139	4,834,384
iShares Core Total USD Bond Market ETF	191,899	10,216,703
iShares Fallen Angels USD Bond ETF	22,556	679,161
iShares Short Treasury Bond ETF	9,845	1,087,577
iShares TIPS Bond ETF	47,569	6,074,086
iShares U.S. Treasury Bond ETF	287,865	7,637,058
Total Debt Funds		40,600,242
Equity Funds - 66.3%
iShares Core MSCI EAFE ETF	157,302	11,679,674
iShares Core S&P 500 ETF	74,314	32,015,958
iShares Core S&P Mid-Cap ETF	25,856	6,801,938
iShares Core S&P Small-Cap ETF	80,574	8,797,875
iShares ESG Aware MSCI USA ETF	162,905	16,039,626
iShares Global Financials ETF	11,502	902,332
iShares Global Tech ETF	38,502	2,181,523
iShares MSCI EAFE Growth ETF	27,478	2,925,583
iShares MSCI EAFE Value ETF	98,611	5,014,369
iShares MSCI USA Value Factor ETF	38,292	3,856,004
iShares U.S. Energy ETF	76,803	2,170,453
Total Equity Funds		92,385,335
Total Exchange Traded Funds (Cost - $99,913,566)		132,985,577
Short-Term Investments - 4.6%
Money Market Funds - 4.6%
Dreyfus Government Cash Management, 0.03%(a)	5,008,865	5,008,865
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01%(a)	1,366,928	1,366,928

Total Short-Term Investments (Cost - $6,375,793)		6,375,793
Total Investments - 100.1% (Cost - $106,289,359)		$139,361,370
Other Assets Less Liabilities - Net (0.1)%		(113,923)
Total Net Assets - 100.0%		$139,247,447

(a)	The rate shown is the annualized seven-day yield at period end.

TIPS	-	Treasury Inflation Protected Security